UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2015

(August 17, 2015)

Aramark

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (215) 238-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Secondary Offering Underwriting Agreement

On August 17, 2015, Aramark (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriter”) and the selling stockholders listed on Schedule I thereto (the “Selling Stockholders”), relating to the offering and sale by the Selling Stockholders of 22,468,514 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Secondary Offering”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-202133), filed on February 17, 2015, as supplemented by the prospectus supplement dated August 17, 2015.

The Underwriting Agreement contains certain representations, warranties, covenants and conditions. It also provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriter may be required to make because of any of those liabilities.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Share Repurchase Agreement

On August 17, 2015, the Company entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with the Selling Stockholders. Concurrent with the closing of the Secondary Offering, the Company purchased 1,500,000 shares from the Selling Stockholders at a price equal to the price at which the Underwriter purchased the Shares in the Secondary Offering.

The foregoing description of the terms of the Share Repurchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Share Repurchase Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

The previously announced underwritten secondary offering by the Selling Stockholders of the Shares closed on August 21, 2015. Pursuant to the Underwriting Agreement, the Underwriter purchased the Shares at a price of $32.30 per share. The Selling Stockholders received all of the proceeds from this offering. No Shares were sold by the Company. In connection with this offering, the legal opinion as to the legality of the Shares is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 17, 2015, by and among Aramark, the selling stockholders listed on Schedule I thereto and Credit Suisse Securities (USA) LLC, as underwriter.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

10.1	Share Repurchase Agreement, dated August 17, 2015, by and between Aramark and the selling stockholders named therein.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

By:	/s/ Stephen P. Bramlage, Jr.
Name:	Stephen P. Bramlage, Jr.
Title:	Executive Vice President and Chief Financial Officer

August 21, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 17, 2015, by and among Aramark, the selling stockholders listed on Schedule I thereto and Credit Suisse Securities (USA) LLC, as underwriter.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

10.1	Share Repurchase Agreement, dated August 17, 2015, by and between Aramark and the selling stockholders named therein.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).